UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2007

INTERSECTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50580 (Commission File Number)	54-1956515 (IRS Employer Identification No.)

14901 Bogle Drive
Chantilly, Virginia 20151
(Address of Principal Executive Offices) (Zip Code)

(703) 488-6100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

          The disclosure under Item 2.01 of this Form 8-K is incorporated herein by reference.

Item 2.01     Completion of Acquisition or Disposition of Assets.

          On August 7, 2007, Intersections Inc. ("Intersections") completed the acquisition of substantially all of the assets of Hide N' Seek, LLC, an Idaho limited liability company (the "Seller"), pursuant to the terms and conditions of the Asset Purchase Agreement entered into on such date by and among Intersections, Captira Analytical, LLC, a Delaware limited liability company and wholly-owned subsidiary of Intersections (the "Buyer"), the Seller and certain of the members of the Seller (the "Purchase Agreement"). Pursuant to the Purchase Agreement, the Buyer acquired from the Seller, and the Seller sold, substantially all of the assets of the Seller for consideration of approximately $833,000 in cash and the right to earn up to an additional $2,465,000 in cash if the Buyer achieves certain cash flow milestones in the future. In addition, the Buyer agreed to assume approximately $615,000 in operating liabilities of the Seller and Intersections agreed to cancel and forgive $1.5 million in loans from Intersections to the Seller. Captira Analytical will provide software and automated service solutions for the bail bonds industry, including office automation, bond inventory and client tracking, and public records and reports for the purpose of evaluating bond applications.

          The cash consideration for the acquisition of the assets of the Seller was funded with cash on hand. The amount of consideration was determined on the basis of arm's length negotiations between Intersections and the Seller.

          The description contained in this Item 2.01 of the transactions contemplated by the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which is incorporated by reference as Exhibit 2.1 hereto.

Item 9.01     Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired: Not required.

(b)	Pro Forma Financial Information: Not required.

(c)	Exhibits:

                      Exhibit 2.1 Asset Purchase Agreement dated August 7, 2007 by and among Intersections Inc., Captira Analytical, LLC, Hide N' Seek, LLC and certain of the members of Hide N' Seek, LLC.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2007

INTERSECTIONS INC. By: /s/ Madalyn Behneman Name: Madalyn Behneman Title: Principal Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

INTERSECTIONS INC.
EXHIBIT INDEX TO FORM 8-K

EXHIBIT NO. 2.1	ITEM Asset Purchase Agreement dated August 7, 2007 by and among Intersections Inc., Captira Analytical, LLC, Hide N' Seek, LLC and certain of the members of Hide N' Seek, LLC.